UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2020
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Dynatronics Corporation
(Exact name of registrant as specified in its charter)
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Utah	0-12697	87-0398434
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

1200 Trapp Rd, Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

(801) 568-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	DYNT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)
Approval of Dynatronics Corporation 2020 Equity Incentive Plan

On September 16, 2020, the Board of Directors of Dynatronics Corporation (the “Company”), upon the recommendation of its Compensation Committee, approved the Dynatronics Corporation 2020 Equity Incentive Plan (“2020 Plan”), subject to the approval of the Company’s shareholders.

On December 10, 2020, at the 2020 Annual Meeting, the shareholders of the Company approved and adopted the 2020 Plan. The 2020 Plan allows the Company to grant awards for the issuance of up to 1,000,000 shares of common stock of the Company. The Company can grant awards under the 2020 Plan or under the Dynatronics 2018 Equity Incentive Award Plan (the “2018 Plan”) until the approximately 330,656 shares of common stock available for awards and issuance under the 2018 Plan have been exhausted.

Persons eligible to participate in the 2020 Plan will be those full or part-time officers, employees, non-employee directors, and other key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the Compensation Committee. Currently, approximately 200 individuals are eligible to participate in the 2020 Plan, including seven directors, and six executive officers.

The 2020 Plan provides for the grant of various types of awards, including, for example: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) deferred stock awards; and (vi) other stock-based and cash-based awards to eligible individuals. The terms of the awards will be set forth in award agreements with eligible participants, consistent with the terms of the 2020 Plan.

You can find a summary of the principal features of the 2020 Plan in our definitive proxy statement for the 2020 Annual Meeting, as filed with the U.S. Securities and Exchange Commission on October 26, 2020 (the “2020 Proxy Statement”). The foregoing description of the 2020 Plan does not purport to be complete and is qualified in its entirety by reference to the 2020 Plan, a copy of which is filed as Appendix A to the 2020 Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNATRONICS CORPORATION

Date: December 16, 2020	By:	/s/ John Krier
	Name:	John Krier